UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2007

NIAGARA MOHAWK POWER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-2987	15-0265555
(Commission File Number)	(IRS Employer Identification No.)

300 Erie Boulevard West, Syracuse, New York	13202
(Address of Principal Executive Offices)	(Zip Code)

(315) 474-1511

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01 Other Event

Niagara Mohawk has been filing periodic and annual reports with the U.S. Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934 for two series of preferred stock that are registered under Section 12(b) of the Exchange Act. Effective immediately, because Niagara Mohawk’s parent company has fully and unconditionally guaranteed these securities, Niagara Mohawk will no longer file periodic reports under Section 13 of the Exchange Act. The preferred stock will continue to be listed on the New York Stock Exchange.

Niagara Mohawk Power Corporation (“Niagara Mohawk“) 3.6% and 3.9% Preferred Stock, as described in Note I -- Preferred Stock to the consolidated financial statements of Niagara Mohawk’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 (“Annual Report”), have been fully and unconditionally guaranteed by its parent corporation, National Grid plc (“National Grid”) pursuant to terms of a Preferred Stock Guaranty dated October 29, 2007 attached as an exhibit hereto. National Grid is the indirect owner of 100% of the issued and outstanding common stock of Niagara Mohawk. Under Rule 3-10 of Regulation S-X of the Exchange Act, Niagara Mohawk, as an operating subsidiary of National Grid and an issuer of securities (i.e. Preferred Stock), whose securities have been guaranteed by National Grid, will be allowed to provide footnote disclosure of its condensed consolidating financial statements as part of the Notes to Accounts to National Grid’s consolidated financial statements and in lieu of Niagara Mohawk’s obligation to file periodic reports as an issuer of securities registered under Section 12(b) of the Exchange Act.

National Grid, on Niagara Mohawk’s behalf, will submit on Form 6-K the financial reports that Niagara Mohawk is required to submit to the Commission to comply with the requirements of Section 4.03 of an Indenture dated June 30, 1998 relating to Niagara Mohawk’s outstanding 7 ¾% Series of Senior Notes, which are described in Note E- Long Term Debt to the consolidated financial statements of Niagara Mohawk’s Annual Report. This obligation will cease immediately upon the repayment of the Senior Notes on October 1, 2008.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Preferred Stock Guaranty dated as of October 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIAGARA MOHAWK POWER CORPORATION

Dated:	November 9, 2007	By: /s/ Colin Buck
----------------------------------------------------------
Name:	Colin Buck
Title:	Chief Financial Officer

Exhibit 10.1

PREFERRED STOCK GUARANTY

from

NATIONAL GRID plc

to

Holders of

NIAGARA MOHAWK POWER CORPORATION

3.6% Series Preferred Stock

and

3.9% Series Preferred Stock

Dated as of October 29, 2007

TABLE OF CONTENTS

ARTICLE I: DEFINITIONS AND RULES OF INTERPRETATION	1
Section 1.01 Definitions.	1
Section 1.02 Interpretation.	2
ARTICLE II: GUARANTY	3
Section 2.01 Guaranty.	3
Section 2.03 Absolute and Unconditional.	3
Section 2.04 Enforcement of Guaranty.	4
Section 2.05 Guaranty of Payment.	4
Section 2.06 Subrogation.	4
Section 2.07 Reinstatement Of Obligations.	4
Section 2.08 Certain Rights, Remedies and Powers of Guaranteed Persons.	4
ARTICLE III: SUBORDINATION	5
Section 3.01 Subordination.	5
ARTICLE IV: TERMINATION	5
Section 4.01 Termination.	5
ARTICLE V: MISCELLANEOUS	5
Section 5.01 Amendments.	5
Section 5.02 Successors and Assigns.	6
Section 5.03 Notices.	6
Section 5.04 Benefit.	6
Section 5.05 Governing Law.	6
Section 5.06 Separability.	7

PREFERRED STOCK GUARANTY

This PREFERRED STOCK GUARANTY (“Guaranty”), dated as of October 29, 2007, is executed and delivered by National Grid plc, a public limited company incorporated under the laws of England and Wales (the “Guarantor”), for the benefit of the Holders (as defined herein) from time to time of the Preferred Stock (as defined herein) of Niagara Mohawk Power Corporation, a New York corporation (the “Issuer”).

WHEREAS, the Guarantor is the indirect owner of 100% of the issued and outstanding shares of common stock of the Issuer; and

WHEREAS, pursuant to its Certificate of Incorporation, as defined herein, the Issuer was authorized to issue up to 350,000 shares of its 3.6% Series Preferred Stock, $100 par value, of which 137,139 shares are currently issued and outstanding, and 240,000 shares of its 3.9% Series Preferred Stock, $100 par value, of which 94,967 shares are currently issued and outstanding; and

WHEREAS, the rules and regulations of the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), permit the Issuer to substantially reduce its Exchange Act reporting obligations, if the Issuer’s payment obligations with respect to the Preferred Stock are guaranteed by the Guarantor; and

WHEREAS, the Guarantor will receive, directly or indirectly, substantial benefits from the Issuer’s ability to reduce its reporting obligations under the Exchange Act, and desires irrevocably and unconditionally to agree, to the extent set forth herein, to guarantee to the Holders of the Preferred Stock the payment of the Guaranteed Payments (as defined herein) on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor executes and delivers this Guaranty for the benefit of the Holders from time to time.

ARTICLE I: DEFINITIONS AND RULES OF INTERPRETATION

Section 1.01 Definitions.

As used in this Guaranty, the terms set forth below shall, unless the context otherwise requires, have the following meanings.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Certificate of Incorporation” refers to the Certificate of Incorporation, as amended from time to time, of the Issuer filed by the Issuer with the Department of State of the State of New York.

“Dividends” means all dividends payable to Holders of Preferred Stock in accordance with the terms of the Preferred Stock set forth in the Certificate of Incorporation.

“Dividend Payments” means any accumulated and unpaid Dividends that have been properly declared by the board of directors of the Issuer on the Preferred Stock out of funds legally available therefor.

“Guaranteed Payments” shall mean the following payments or distributions, without duplication, with respect to the Preferred Stock then outstanding, to the extent provided for in the Certificate of Incorporation and to the extent not paid when payable by the Issuer: (i) any Dividend Payments, (ii) the Redemption Price and (iii) the Liquidation Distribution.

“Holder” shall mean any holder, as registered on the books and records of the Issuer, of any outstanding Preferred Stock; provided, however, that in determining whether the holders of the requisite percentage of Preferred Stock have given any request, notice, consent or waiver hereunder, “Holder” shall not include the Guarantor or any entity that is an Affiliate of the Guarantor.

“Liquidation Distribution” means the aggregate of the liquidation amount payable by the Issuer upon the Preferred Stock in accordance with the terms set forth in the Certificate of Incorporation upon a voluntary or involuntary dissolution, winding-up or liquidation of the Issuer.

“Majority of the Preferred Stock” means Holder(s) of outstanding Preferred Stock voting together as a single class, whose number of shares of Preferred Stock represents more than 50% of the number of all outstanding Preferred Stock.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, joint stock company, unincorporated organization or government, or any agency or political subdivision thereof, or any other entity of whatever nature.

“Preferred Stock” means, collectively, the Issuer’s 3.6% Series Preferred Stock and the Issuer’s 3.9% Series Preferred Stock.

“Redemption Price” means the amount payable by the Issuer on redemption of the Preferred Stock in accordance with the terms set forth in the Certificate of Incorporation upon shares of Preferred Stock duly called for redemption.

Section 1.02 Interpretation.

In this Guaranty, unless the context otherwise requires:

(a) a term defined anywhere in this Guaranty has the same meaning throughout;

(b) all references to “the Guaranty” or “this Guaranty” are to this Guaranty as modified, supplemented or amended from time to time;

(c) all references in this Guaranty to Articles and Sections are to Articles and Sections of this Guaranty unless otherwise specified;

(d) a reference to the singular includes the plural and vice versa; and

(e) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

ARTICLE II: GUARANTY

Section 2.01 Guaranty.

The Guarantor hereby fully and unconditionally guarantees to each Holder the due and punctual payment of the Guaranteed Payments, as and to the extent applicable (without duplication of amounts theretofore paid by the Issuer) when and as the same shall become due and payable, according to the terms of the Preferred Stock as set forth in the Certificate of Incorporation, regardless of any defense, right of setoff or counterclaim that the Issuer may have or assert. In case of the failure of the Issuer or any successor thereto punctually to pay any such Guaranteed Payments, as and to the extent applicable, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, as if such payment were made by the Issuer. The Guarantor’s obligation to make a Guaranteed Payment may be satisfied by direct payment of the required amounts by the Guarantor to or for the benefit of the Holders or by payment by the Issuer of such amounts to or for the benefit of the Holders.

Section 2.02 Waiver of Notice and Demand.

The Guarantor hereby waives notice of acceptance of this Guaranty and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 2.03 Absolute and Unconditional.

The Guarantor hereby agrees that its obligations under this Guaranty shall be as if it were a principal obligor and not merely a surety and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Preferred Stock, the absence of any action to enforce the same, any waiver or consent by the Holder of any shares of Preferred Stock with respect to any terms thereof, the recovery of any judgment against the Issuer or any action to enforce the same, or any circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Stock and that the Guarantor shall be liable as a principal obligor hereunder to make Guaranteed Payments pursuant to the terms of this Guaranty notwithstanding the occurrence of any event referred to in this Section 2.03.

Section 2.04 Enforcement of Guaranty.

Any Holder of Preferred Stock may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guaranty, without first instituting a legal proceeding against the Issuer or any other Person.

Section 2.05 Guaranty of Payment.

This Guaranty creates a guaranty of payment and not merely of collection. This Guaranty will not be discharged except (i) by payment of the Dividend Payments, the Redemption Price or the Liquidation Distribution, if and as applicable, in full by the Issuer, (ii) by payment of the Guaranteed Payments in full (without duplication of amounts theretofore paid by the Issuer) by the Guarantor or (iii) upon termination of this Guaranty pursuant to Section 4.01 hereof.

Section 2.06 Subrogation.

The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer in respect of any amounts paid to the Holders by the Guarantor under this Guaranty; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guaranty, if, at the time of any such payment, any amounts are due and unpaid under this Guaranty. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the applicable Holders and to pay over such amount to or for the applicable Holders.

Section 2.07 Reinstatement Of Obligations.

If any Holder of Preferred Stock is required by any court or otherwise to return to the Issuer or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official acting in relation to the Issuer or the Guarantor, any amount paid to such Holder in respect of Guaranteed Payments, the Guaranty issued under this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect.

Section 2.08 Certain Rights, Remedies and Powers of Guaranteed Persons.

The Holders of Preferred Stock shall have all of the rights and remedies available under applicable law and may proceed by appropriate court action to enforce the terms hereof and to recover damages for the breach hereof. Each and every remedy of each such Person shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy now or hereafter existing at law or in equity. At the option of any such Person, the Guarantor may be joined in any action or proceeding commenced by such Person against the Issuer in respect of any obligations guaranteed pursuant to this Guaranty, and recovery may be had against the Guarantor in such action or proceeding or in any independent action or proceeding against the Guarantor, without any requirement that any remedy or claim against the Issuer be first asserted, prosecuted or exhausted.

ARTICLE III: SUBORDINATION

Section 3.01 Subordination.

This Guaranty will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment, and subject, to all liabilities of the Guarantor, except those made pari passu or subordinate by their terms, (ii) pari passu with the most senior preferred stock or preference shares now or hereafter issued by the Guarantor and with any guaranty now or hereafter entered into by the Guarantor in respect of any of the most senior preferred stock or preference stock of any Affiliate of the Guarantor, and (iii) senior to all common stock now or hereafter issued by the Guarantor. The Guarantor’s obligations under this Guaranty will rank pari passu with respect to obligations under other guaranty agreements that it may enter into from time to time to the extent that such agreements shall be entered into in substantially the form hereof and provide for comparable guaranties by the Guarantor of payment on preferred stock issued by the Issuer or any of its Affiliates.

ARTICLE IV: TERMINATION

Section 4.01 Termination.

This Guaranty shall terminate and be of no further force and effect upon: (i) full payment of the Redemption Price of all Preferred Stock, (ii) full payment of the amounts payable to or for the Holders in accordance with the Certificate of Incorporation upon liquidation, dissolution or winding up of the Issuer, or (iii) such date when no shares of Preferred Stock are outstanding. Notwithstanding the foregoing, this Guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore to the Issuer or Guarantor payment of any sums paid by the Issuer and guaranteed by the Guaranty, or any Guaranteed Payments.

ARTICLE V: MISCELLANEOUS

Section 5.01 Amendments.

Except with respect to any changes that do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Guaranty may only be amended with the prior approval of the Holders of not less than a Majority of the Preferred Stock. Any such approval shall be deemed to be on behalf of the Holders of all of the Preferred Stock. The provisions of the Certificate of Incorporation concerning meetings or consents of Holders shall apply to the giving of such approval. No amendment may impair the right of any Holder to receive payment of any Guaranteed Payments in accordance with this Guaranty as in effect on the date hereof or to institute suit for the enforcement of any such payment without, in each case, the consent of each such Holder.

Section 5.02 Successors and Assigns.

All guaranties and agreements contained in this Guaranty shall bind the successors, assignees, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of shares of the Preferred Stock then outstanding. Except in connection with a consolidation, merger, conveyance or other transfer or business combination involving the Guarantor in which the resulting or acquiring entity (if other than the Guarantor) agrees in writing to be legally responsible for the Guaranty issued under this Guaranty, the Guarantor shall not assign its obligations hereunder.

Section 5.03 Notices.

Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, facsimiled or mailed by first class mail as follows:

(a) if given to the Guarantor, to the address set forth below or such other address as the Guarantor may give notice of to the Holders:

National Grid plc
1-3 Strand
London WC2N 5EH
United Kingdom
Attention: Treasurer

(b) if given to any Holder of Preferred Stock, at the address set forth on the books and records of the Issuer.

All notices hereunder shall be deemed to have been given when received in person, facsimiled with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 5.04 Benefit.

This Guaranty is solely for the benefit of the Holders and is not separately transferable from the Preferred Stock.

Section 5.05 Governing Law.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD

TO CONFLICT OF LAWS PRINCIPLES THEREUNDER, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION ARE MANDATORILY APPLICABLE.

Section 5.06 Separability.

Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

THIS GUARANTY is executed in London, England, as of the day and year first above written.

NATIONAL GRID plc

By: /s/ Malcolm Cooper
Name: Malcolm Cooper
Title: Director, Tax and Treasury